UNITED STATES

 SECURITIES AND EXCHANGE COMMISSION

 Washington, D.C. 20549

FORM 8-K

 Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported): February 14, 2012

 Stericycle, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-21229	36-3640402
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

 28161 North Keith Drive

 Lake Forest, Illinois 60045

(Address of principal executive offices including zip code)

 (847) 367-5910

(Registrant's telephone number, including area code)

 Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[    ]

Written communications pursuant to Rule 425 under the Securities Act (17 CR 230.425)

[    ]

Soliciting material pursuant to Rule 425 under the Securities Act (17 CFR 240.14a-12)

[    ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the

Exchange Act (17 CFR 240.14d-2(b))

[    ]

Pre-commencement communications pursuant to Rule 13e-4(c) under the

Exchange Act (17 CFR 240.13e-4(c))

Item 5.03

Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On February 14, 2012, our board of directors amended our amended and restated bylaws to provide that the bylaws may be amended or repealed or new bylaws may be adopted by the affirmative vote of holders of a majority of the shares entitled to vote (and not at least two-thirds (2/3) of the shares entitled to vote, as the bylaws provided prior to amendment) at any annual meeting of stockholders or at any special meeting of stockholders at which notice of the meeting included a statement or description of the proposed amendment, repeal or adoption of new bylaws.

This summary of the amendment is qualified in its entirety by the actual text of the amendment. A copy of the amendment is filed with this report as Exhibit 3(ii).1.

Item 9.01

Financial Statements and Exhibits

(d)

Exhibits

The following exhibit is filed with this report:

3(ii).1

Amendment to Bylaws

 SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: February 16, 2012	Stericycle, Inc.

By:	/s/ Frank J.M. ten Brink

Frank J.M. ten Brink
Executive Vice President and Chief Financial Officer